LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND

                          Class A, B and C shares
               Supplement to Prospectus dated August 1, 2000

The Prospectus is revised as follows:

The first paragraph under the table "Class A Sales Charges" under the subcaption SALES CHARGES under the section YOUR ACCOUNT is revised as follows:

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.

The following replaces the table called "Purchases Over $1 Million" under the subcaption SALES CHARGES under the section YOUR ACCOUNT:

Amount purchased                                  Commission %
First $3 million                                     1.00
$3 million to less than $5 million                   0.80
$5 million to less than $25 million                  0.50
$25 million or more                                  0.25

The commission to financial advisors for Class A share purchases over $5 million is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.

714-36/406C-0700                                           August 1, 2000